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                                                                    EXHIBIT 99.1



NEWS RELEASE


MARVELL TECHNOLOGY GROUP LTD. REPORTS FIRST QUARTER FISCAL 2003 RESULTS

SUNNYVALE, CA. (MAY 23, 2002) - Marvell Technology Group Ltd. (NASDAQ: MRVL), a technology leader in the development of extreme broadband communications solutions, today reported financial results for its first fiscal quarter ended May 4, 2002.

Net revenue for the first quarter of fiscal 2003 was a record $98.8 million, an increase of 54% over net revenue of $64.2 million for the first quarter of fiscal 2002 and a 19% sequential increase from net revenue of $82.8 million for the fourth quarter of fiscal 2002. Net loss under generally accepted accounting principles (GAAP), which includes the effect of acquisition-related expenses, amortization of stock-based compensation and a special charge related to facilities consolidation, was $30.9 million, or $0.26 per share (diluted), for the first quarter of fiscal 2003, compared with net loss under GAAP of $105.0 million, or $0.93 per share (diluted), for the first quarter of fiscal 2002.

Pro forma net income, which excludes the effect of acquisition-related expenses, amortization of stock-based compensation and a special charge related to facilities consolidation, was $10.5 million, or $0.08 per share (diluted), for the first quarter of fiscal 2003, compared with pro forma net income of $4.5 million, or $0.04 per share (diluted), for the first quarter of fiscal 2002.

"Q1 was a very strong quarter for the company," stated Dr. Sehat Sutardja, Marvell's President and CEO. "During the quarter we delivered 19% sequential increase in revenues, recorded very strong bookings and ended the quarter with record backlog. We are experiencing this strength across both our data storage and data communications businesses. Sales and bookings of our Gigabit Ethernet products continue to accelerate as the transition of Gigabit to the desktop gains momentum. We also continue to increase our market share in the data storage market with the strong adoption of our integrated system-on-chip solutions. Finally, our all-CMOS 802.11b Libertas(TM) baseband and RF solution, for wireless LAN networking is receiving strong design momentum."

Marvell will be conducting a conference call today at 2 p.m. PDT to discuss its first quarter fiscal 2003 financial results. To listen to the conference call, investors can dial (719) 457-2642 approximately ten minutes prior to the initiation of the teleconference and refer to conference code 498658. Replay of the conference call will be available until May 28, 2002 at midnight by calling
(719) 457-0820. The conference call will also be available via the Web at www.marvell.com until June 28, 2002.

ABOUT MARVELL

Marvell, a technology leader in the development of extreme broadband system-level IC solutions for Internet connectivity and infrastructure, comprises Marvell Technology Group Ltd. and its subsidiaries, including Marvell Semiconductor, Inc. (MSI), Marvell Asia Pte Ltd. (MAPL), Marvell Japan K.K., Marvell Taiwan Ltd., Marvell International Ltd. (MIL), and Galileo Technology Ltd. (GTL). On behalf of MIL, MSI designs, develops and markets integrated circuits utilizing proprietary Communications Mixed-Signal Processing (CMSP) and digital signal processing technologies for communications signal processing markets. MAPL is headquartered in Singapore and is responsible for production, distribution and design operations. GTL develops high-performance communications Internetworking and Switching products for the broadband communications market. As used in this
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release, the terms "Company" and "Marvell" refer to the entire group of companies. The Company applies its technology to the extreme broadband communications market where its products are used in network access equipment to provide the interface between communications systems and data transmission media. MSI is headquartered at 700 First Ave., Sunnyvale, Calif., 94089; phone:
(408) 222-2500, fax: (408) 752-9028. Marvell's common stock is traded on the NASDAQ under the symbol MRVL. More information on Marvell is available on the Internet at www.marvell.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This release may contain forward-looking statements based on our current expectations, estimates and projections about our products, our industry, our markets, management's beliefs, and certain assumptions made by us. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "may," "will," "should," and variations of these words or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, market results may differ materially and adversely from those expressed in any forward-looking statements in this release.

Important risks, uncertainties and assumptions that may cause such a difference for Marvell in connection with our near term financial results include, but are not limited to, the timing, cost and successful completion of technology and product development through volume production; the timing, rescheduling and/or cancellation of significant customer orders; general economic conditions and specific conditions in the markets we address, including periodic downturns in the integrated circuit industry; the rate at which our present and future customers and end-users adopt our products; and the timing and results of customer-industry qualification and certification of our products.

For other factors that could cause Marvell's results to vary from expectations, please see the section titled "Additional Factors That May Affect Future Results" in Marvell's annual report on Form 10-K for the year ended February 2, 2002. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.
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                          MARVELL TECHNOLOGY GROUP LTD.
                      Consolidated Statements of Operations
                                   (Unaudited)
                    (In thousands, except per share amounts)


                                                     THREE MONTHS ENDED
                                                 ------------------------
                                                    MAY 4,      APRIL 28,
                                                    2002         2001
                                                 ---------     ---------

Net revenue                                      $  98,800     $  64,230
Cost of goods sold                                  43,780        30,161
                                                 ---------     ---------
Gross profit                                        55,020        34,069
Operating expenses:
     Research and development                       30,609        20,066
     Selling and marketing                          11,012         9,545
     General and administrative                      3,642         2,985
     Amortization of stock-based compensation        2,282         4,113
     Amortization of goodwill and acquired
         intangible assets                          21,323       104,508
     Facilities consolidation charge                17,799            --
                                                 ---------     ---------
         Total operating expenses                   86,667       141,217
                                                 ---------     ---------
Operating loss                                     (31,647)     (107,148)
Interest and other income, net                       2,139         2,967
                                                 ---------     ---------
Loss before income taxes                           (29,508)     (104,181)
Provision for income taxes                           1,426           785
                                                 ---------     ---------
Net loss                                         $ (30,934)    $(104,966)
                                                 =========     =========

Basic net loss per share                         $   (0.26)    $   (0.93)
                                                 =========     =========
Diluted net loss per share                       $   (0.26)    $   (0.93)
                                                 =========     =========

Weighted average shares-- basic                    118,089       112,517
                                                 ---------     ---------
Weighted average shares-- diluted                  118,089       112,517
                                                 ---------     ---------

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                          MARVELL TECHNOLOGY GROUP LTD.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                     THREE MONTHS ENDED
                                                   ------------------------
                                                     MAY 4,       APRIL 28,
                                                     2002          2001
                                                   ---------     ---------

Net revenue                                        $  98,800     $  64,230
Cost of goods sold                                    43,780        29,365
                                                   ---------     ---------
Gross profit                                          55,020        34,865
Operating expenses:
     Research and development                         30,609        20,066
     Selling and marketing                            11,012         9,545
     General and administrative                        3,642         2,985
                                                   ---------     ---------
         Total operating expenses                     45,263        32,596
                                                   ---------     ---------
Operating income                                       9,757         2,269
Interest and other income, net                         2,139         2,967
                                                   ---------     ---------
Income before income taxes                            11,896         5,236
Provision for income taxes                             1,426           785
                                                   ---------     ---------
Pro forma net income                               $  10,470     $   4,451
                                                   =========     =========

Basic pro forma net income per share               $    0.09     $    0.04
                                                   =========     =========
Diluted pro forma net income per share             $    0.08     $    0.04
                                                   =========     =========

Weighted average shares-- basic                      118,089       112,517
                                                   ---------     ---------
Weighted average shares-- diluted                    132,450       125,156
                                                   ---------     ---------

Reconciliation to GAAP net loss:
Pro forma net income                               $  10,470     $   4,451
Amortization of stock-based compensation              (2,282)       (4,113)
Amortization of goodwill and acquired
     intangible assets                               (21,323)     (104,508)
Facilities consolidation charge                      (17,799)           --
Amortization of inventory fair value adjustment           --          (796)
                                                   ---------     ---------
GAAP net loss                                      $ (30,934)    $(104,966)
                                                   =========     =========

The above pro forma statements of operations are for informational purposes only and are provided for understanding our operating results. The pro forma statements of operations have not been prepared in accordance with GAAP, should not be considered a substitute for our historical financial information prepared in accordance with GAAP and may be different from pro forma measures used by other companies. The pro forma net income has been derived by adjusting the net loss under generally accepted accounting principles with the impact of non cash stock-based compensation charges, charges associated with the purchase accounting for the January 2001 acquisition of Galileo Technology Ltd. and charges for facilities consolidation.
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                          MARVELL TECHNOLOGY GROUP LTD.
                           Consolidated Balance Sheets
                                   (Unaudited)
                                 (In thousands)

                                                           MAY 4,        FEBRUARY 2,
                                                            2002           2002
                                                       -----------      -----------
ASSETS
Current assets:
     Cash and cash equivalents                         $   114,254     $   114,483
     Short-term investments                                142,767         135,761
     Accounts receivable, net                               56,387          42,150
     Inventory, net                                         22,117          23,600
     Prepaid expenses and other current assets              21,923          23,422
                                                       -----------     -----------
         Total current assets                              357,448         339,416
Property and equipment, net                                 59,836          52,924
Goodwill and acquired intangible assets                  1,659,417       1,680,740
Other noncurrent assets                                     18,233          17,975
                                                       -----------     -----------
         Total assets                                  $ 2,094,934     $ 2,091,055
                                                       ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                  $    36,885     $    30,990
     Accrued liabilities                                    39,193          25,838
     Income taxes payable                                   19,689          17,744
     Deferred revenue                                       11,750           8,907
     Current portion of capital lease obligations            1,201           1,039
                                                       -----------     -----------
         Total current liabilities                         108,718          84,518
Capital lease obligations                                    9,636          10,017
Other long-term liabilities                                  7,136           6,793
                                                       -----------     -----------
         Total liabilities                                 125,490         101,328
                                                       -----------     -----------

Shareholders' equity:
     Common stock                                              239             238
     Additional paid-in capital                          2,655,683       2,646,757
     Deferred stock-based compensation                      (7,817)        (10,099)
     Accumulated other comprehensive income                    388             946
     Accumulated deficit                                  (679,049)       (648,115)
                                                       -----------     -----------
         Total shareholders' equity                      1,969,444       1,989,727
                                                       -----------     -----------
         Total liabilities and shareholders' equity    $ 2,094,934     $ 2,091,055
                                                       ===========     ===========